EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Spartech Corporation.


                                        Date: June 10, 2003


                                        /s/Bradley B. Buechler
                                        Bradley B. Buechler
                                        Chairman, President and Chief
                                        Executive Officer


                                        /s/Randy C. Martin
                                        Randy C. Martin
                                        Executive Vice President and  Chief
                                        Financial Officer


A signed original of this written statement required by Section 906 has been provided to Spartech Corporation and will be retained by Spartech Corporation and furnished to the Securities and Exchange Commission or its staff upon request.